SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of Earliest Event Reported)     27 January, 1999
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                       Boston Restaurant Associates, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

         Delaware                   333-43999                 61-1162263
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(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification Number)


     999 Broadway, Suite 400, Saugus, MA                         01906
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  (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code (781) 231-7575
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          (Former name or former address, if changed since last report)

Item 5.  Other Events.
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On 27 January, 1999, the Board of Directors of Boston Restaurant Associates, Inc. (the "Company") authorized the Company to purchase up to 500,000 shares of its Common Stock in the market from time to time during the next twenty-four months. Any shares of Common Stock so purchased will be held in treasury.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            BOSTON RESTAURANT ASSOCIATES, INC.


Date:  January 27, 1999                   By: /s/ George R. Chapdelaine
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                                              George R. Chapdelaine, President